UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2884

Salomon Brothers Opportunity Fund Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Salomon Brothers

Opportunity Fund Inc

Semi-Annual Report

February 28, 2005

PFPC Inc.

P.O. Box 9764

Providence, Rhode Island 02940-9764

OPSEMI 2/05

05-8242

SALOMON BROTHERS OPPORTUNITY FUND INC

Letter From the Chairman

Dear Shareholder,

We are pleased to provide this semi-annual report of the Salomon Brothers Opportunity Fund Inc (the “Fund”) for the period ended February 28, 2005.

I am taking this occasion to introduce myself as the newly elected Chairman of the Fund’s Board following Irving Brilliant’s retirement as Chairman. As you may know, I have served as a Director on the Fund’s Board for over 15 years.

While the Chairmanship has changed hands, the Fund’s investment philosophy and strategy remains unchanged.

I urge you to read carefully the Manager’s Overview and the accompanying financial statements. Also included is a detailed summary of the Fund’s performance and other pertinent information which I hope you will find useful.

On behalf of the Directors and officers of the Fund, I also want to thank you for your ongoing confidence in the Fund and its investment policies.

Sincerely,

Rosalind A. Kochman

Chairman

March 17, 2005

SALOMON BROTHERS OPPORTUNITY FUND INC

Manager Overview

Market Overview

During the six months covered by this report, the U.S. stock market generated strong results, with the S&P 500 Indexi returning 9.99%. Early in the period, stocks traded in a fairly narrow range. However, from late October 2004 through the end of the year, U.S. and foreign equities rallied sharply. Investors were drawn to the U.S. market as the uncertainty of the U.S. Presidential election ended and oil prices fell from their record highs. Equities weakened in January, but subsequently rallied in February, leaving the performance of the equity markets generally flat during the first two months of 2005.

Looking at the reporting period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, small- and mid-capitalization stocks generally outperformed their larger brethren during the period.

Performance Review

For the six months ended February 28, 2005, the Salomon Brothers Opportunity Fund Inc returned 13.90%. These shares outperformed the fund’s unmanaged benchmark, the S&P 500 Index, which returned 9.99% for the same period. The Lipper Multi-Cap Value Funds Category Average1 was 12.93% over the same time frame.

PERFORMANCE SNAPSHOT

AS OF FEBRUARY 28, 2005

(unaudited)

6 Months

Salomon Brothers Opportunity Fund Inc	13.90%

S&P 500 Index	9.99%

Lipper Multi-Cap Value Funds Category Average	12.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

The fund’s returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended February 28, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 510 funds in the fund’s Lipper category, and excluding sales charges.

SALOMON BROTHERS OPPORTUNITY FUND INC

compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

Thank you for your investment in the Salomon Brothers Opportunity Fund Inc. As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

George J. Williamson

Investment Officer

March 17, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may invest in high yield and foreign securities, including those in emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options or futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

SALOMON BROTHERS OPPORTUNITY FUND INC

Fund at a Glance (unaudited)

SALOMON BROTHERS OPPORTUNITY FUND INC

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2004 and held for the six months ended February 28, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
13.90%	$1,000.00	$1,139.00	0.95%	$5.04

(1)	For the six months ended February 28, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SALOMON BROTHERS OPPORTUNITY FUND INC

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
5.00%	$1,000.00	$1,020.08	0.95%	$4.76

(1)	For the six months ended February 28, 2005.
(2)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SALOMON BROTHERS OPPORTUNITY FUND INC

Schedule of Investments (unaudited)

February 28, 2005

Shares	Security†	Value
Common Stock — 95.1%
Consumer Discretionary — 7.8%
Food Services — 0.3%
96,000	FHC (a)(b)	$456,000

Hotels, Restaurants & Leisure — 0.2%
7,100	Fairmont Hotels & Resorts, Inc.	228,194

Household Durables — 6.7%
313,410	Koninklijke Philips Electronics N.V., ADR	8,687,725
	Liberty Homes, Inc.:
14,850	Class A shares	67,568
22,050	Class B shares	132,300

		8,887,593

Media — 0.6%
19,600	News Corp., Class A shares	326,144
29,000	Time Warner, Inc. (a)	499,670

		825,814

	Total Consumer Discretionary	10,397,601

Energy — 16.5%
Energy Equipment & Services — 1.0%
28,300	Diamond Offshore Drilling, Inc.	1,400,850

Oil & Gas — 15.5%
5,488	EnCana Corp.	367,092
57,000	Murphy Oil Corp.	5,702,280
231,700	Royal Dutch Petroleum Co., ADR	14,617,953

		20,687,325

	Total Energy	22,088,175

Financials — 44.2%
Banks — 14.6%
434,776	The Bank of New York Co., Inc.	13,151,974
240,600	Popular, Inc.	6,373,494

		19,525,468

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Schedule of Investments (unaudited) (continued)

February 28, 2005

Shares	Security†	Value
Diversified Financials — 2.0%
42,800	Freddie Mac	$2,653,600

Insurance — 16.0%
169,500	The Chubb Corp.	13,409,145
83,000	CNA Financial Corp. (a)	2,387,910
70,850	Leucadia National Corp.	2,374,184
8,900	Loews Corp.	634,392
40,000	Merchants Group, Inc.	1,046,000
66,900	Old Republic International Corp.	1,604,931

		21,456,562

Real Estate — 11.6%
	Forest City Enterprises, Inc.:
154,150	Class A shares	9,765,403
88,350	Class B shares, Convertible (c)	5,681,788
5,500	Harbor Global Co., Ltd.	49,913

		15,497,104

	Total Financials	59,132,734

Healthcare — 5.5%
Healthcare Providers & Services — 4.4%
10,700	Health Net, Inc. (a)	319,930
24,200	Humana, Inc. (a)	805,134
38,454	WellPoint Inc. (a)	4,693,695

		5,818,759

Pharmaceuticals — 1.1%
56,564	Pfizer, Inc.	1,487,068

	Total Healthcare	7,305,827

Industrials — 12.9%
Aerospace & Defense — 5.2%
60,600	General Dynamics Corp.	6,384,210
10,700	Lockheed Martin Corp.	633,654

		7,017,864

Air Freight & Couriers — 0.4%
65,100	ABX Air, Inc. (a)	524,055

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Schedule of Investments (unaudited) (continued)

February 28, 2005

Shares	Security†	Value
Airlines — 0.3%
52,800	AMR Corp. (a)	$448,272

Commercial Services & Supplies — 1.4%
8,234	Sabre Holdings Corp.	173,573
104,950	TRC Cos., Inc. (a)	1,704,388

		1,877,961

Electrical Equipment — 2.2%
	Tecumseh Products Co.:
35,700	Class A shares	1,465,485
36,400	Class B shares	1,426,880

		2,892,365

Industrial Conglomerates — 1.4%
44,700	General Electric Co.	1,573,440
8,403	Tyco International Ltd.	281,332

		1,854,772

Marine — 2.0%
25,300	Alexander & Baldwin, Inc.	1,148,620
7,000	CP Ships Ltd.	96,600
21,100	Overseas Shipholding Group, Inc.	1,374,032

		2,619,252

	Total Industrials	17,234,541

Information Technology — 2.2%
Computers & Peripherals — 1.2%
18,600	Hewlett-Packard Co.	386,880
13,400	International Business Machines Corp.	1,240,572

		1,627,452

Semiconductor Equipment & Products — 0.3%
21,200	National Semiconductor Corp.	422,940

Software — 0.7%
35,600	Microsoft Corp.	896,408

	Total Information Technology	2,946,800

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Schedule of Investments (unaudited) (continued)

February 28, 2005

Shares	Security†	Value
Materials — 5.9%
Chemicals — 0.9%
6,257	Kronos Worldwide Inc.	$294,642
11,221	Monsanto Co.	659,570
11,500	NL Industries, Inc.	251,850

		1,206,062

Construction Materials — 2.9%
44,100	Ameron International Corp.	1,548,792
37,400	Lafarge North America, Inc.	2,297,856

		3,846,648

Metals & Mining — 0.2%
7,177	Newmont Mining Corp.	323,108

Paper & Forest Products — 1.9%
51,660	Rayonier, Inc.	2,479,680

	Total Materials	7,855,498

Telecommunication Services — 0.1%
Diversified Telecommunications Services — 0.1%
5,500	Verizon Communications, Inc.	197,835

	Total Common Stock (Cost — $26,373,046)	127,159,011

Face Amount
Corporate Short-Term Notes — 4.8%
$2,500,000	Guardian Industries Corp., 2.540% due 3/9/05	2,498,589
1,506,000	National Australia Funding, 2.550% due 3/7/05	1,505,360
2,416,000	Societe Generale North America, 2.500% due 3/1/05	2,416,000

	Total Corporate Short-Term Notes (Cost — $6,419,949)	6,419,949

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Schedule of Investments (unaudited) (continued)

February 28, 2005

Value

Total Investments — 99.9% (Cost — $32,792,995*)	$133,578,960
Other Assets in Excess of Liabilities — 0.1%	144,864

Total Net Assets — 100.0%	$133,723,824

†	Reduced by redemptions-in-kind (Note 5).
(a)	Non-income producing security.
(b)	Security is valued in accordance with fair valuation procedures.
(c)	Convertible into Forest City Enterprises, Inc., Class A shares.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Statement of Assets and Liabilities (unaudited)

February 28, 2005

ASSETS:
Investments, at value (Cost — $32,792,995)	$133,578,960
Cash	52
Dividends receivable	351,778
Prepaid expenses	8,536

Total Assets	133,939,326

LIABILITIES:
Management fee payable (Note 2)	75,790
Payable for Fund shares reacquired	65,566
Directors’ fees payable	1,500
Transfer agency fees payable	360
Accrued expenses	72,286

Total Liabilities	215,502

Total Net Assets	$133,723,824

NET ASSETS:
Par value of capital shares (Note 4)	$27,811
Capital paid in excess of par value	26,275,252
Undistributed net investment income	249,063
Accumulated net realized gain from investment transactions	6,385,733
Net unrealized appreciation of investments	100,785,965

Total Net Assets	$133,723,824

Net Asset Value, Per Share ($133,723,824 ÷ 2,781,088 shares outstanding)	$48.08

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Statement of Operations (unaudited)

For the Six Months Ended February 28, 2005

INVESTMENT INCOME:
Dividends	$1,323,950
Interest	87,057
Less: Foreign withholding tax	(54,445)

Total Investment Income	1,356,562

EXPENSES:
Management fees (Note 2)	492,898
Legal fees	51,850
Audit and tax fees	23,307
Shareholder communications	17,356
Transfer agency services (Note 2)	12,675
Custody	8,927
Registration fees	6,445
Directors’ fees	2,976
Other	8,043

Total Expenses	624,477

Net Investment Income	732,085

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1, 3 AND 5):
Net Realized Gain From Investment Transactions	6,777,602
Net Change in Unrealized Appreciation/Depreciation of Investments	9,621,306

Net Gain on Investments	16,398,908

Increase in Net Assets From Operations	$17,130,993

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Statements of Changes in Net Assets

For the Six Months Ended February 28, 2005 (unaudited)

and the Year Ended August 31, 2004

	2005	2004
OPERATIONS:
Net investment income	$732,085	$1,461,302
Net realized gain	6,777,602	4,553,176
Net change in unrealized appreciation/depreciation	9,621,306	8,827,065

Increase in Net Assets From Operations	17,130,993	14,841,543

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,600,228)	(1,200,206)
Net realized gains	(639,002)	(8,285,776)

Decrease in Net Assets From Distributions to Shareholders	(2,239,230)	(9,485,982)

FUND SHARE TRANSACTIONS (NOTES 4 AND 5):
Net Proceeds from sale of shares	469,399	681,920
Net asset value of shares issued for reinvestment of distributions	1,075,972	4,479,096
Cost of shares reacquired	(13,438,183)	(25,445,782)

Decrease in Net Assets From Fund Share Transactions	(11,892,812)	(20,284,766)

Increase (Decrease) in Net Assets	2,998,951	(14,929,205)

NET ASSETS:
Beginning of period	130,724,873	145,654,078

End of period*	$133,723,824	$130,724,873

* Includes undistributed net investment income of:	$249,063	$1,117,206

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Financial Highlights

For a share of capital stock outstanding throughout each year or period ended August 31, unless otherwise noted:

	2005(1)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$42.92	$41.34	$41.86	$48.72	$55.98	$49.69

Income (Loss) From Operations:
Net investment income	0.28	0.49	0.33	0.28	0.69	0.82
Net realized and unrealized gain (loss)	5.66	3.99	0.61	(3.74)	(2.23)	8.79

Total Income (Loss) From Operations	5.94	4.48	0.94	(3.46)	(1.54)	9.61

Less Distributions From:
Net investment income	(0.56)	(0.37)	(0.19)	(0.64)	(0.76)	(0.80)
Net realized gains	(0.22)	(2.53)	(1.27)	(2.76)	(4.96)	(2.52)

Total Distributions	(0.78)	(2.90)	(1.46)	(3.40)	(5.72)	(3.32)

Net Asset Value, End of Period	$48.08	$42.92	$41.34	$41.86	$48.72	$55.98

Total Return	13.9%‡	11.1%	2.6%	(7.7)%	(3.2)%	20.4%
Net Assets, End of Period (millions)	$134	$131	$146	$160	$185	$212
Ratios to Average Net Assets:
Expenses .	0.95%†	1.06%	1.12%	1.11%	1.10%	1.11%
Net investment income	1.11%†	1.04%	0.82%	0.64%	1.30%	1.65%
Portfolio Turnover Rate	1%	1%	5%	1%	1%	3%

(1)	For the six months ended February 28, 2005 (unaudited).
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

SALOMON BROTHERS OPPORTUNITY FUND INC

Notes to Financial Statements (unaudited)

1.  Organization  and  Significant  Accounting  Policies

Salomon Brothers Opportunity Fund Inc (“Fund”), is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended.

The following are significant accounting policies consistently followed by the fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. Securities traded on national securities markets are valued at the last sale price on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in over-the counter markets, securities for which no sales price was reported and fixed-income securities are valued at the mean between the closing bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates on the date of valuation. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

SALOMON BROTHERS OPPORTUNITY FUND INC

Notes to Financial Statements (unaudited) (continued)

(d) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(e) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(f) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net asset values per share.

2.  Management  Fee  and  Other  Transactions  with  Affiliates

The Fund retains Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), to act as investment manager of the Fund. The management fee is payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets. SBAM has delegated certain administrative responsibilities to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between SBAM and SBFM. SBFM has also entered into an agreement with State Street Bank & Trust (“SSB&T”) for the performance of certain Fund administrative functions. SBAM pays SBFM a fee calculated daily and paid monthly, at an annual rate of 0.05% of the Fund’s average daily net assets and SBFM pays SSB&T out of this fee.

Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, acts as the Fund’s distributor.

For the six months ended February 28, 2005, the Fund paid $120 to other Citigroup affiliates for shareholder recordkeeping services.

Certain officers and/or directors of the Fund are also officers and/or directors of Citigroup and/or its affiliates and do not receive compensation from the Fund.

The Fund has a concentration of several shareholders who may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

SALOMON BROTHERS OPPORTUNITY FUND INC

Notes to Financial Statements (unaudited) (continued)

3.  Portfolio  Activity

During the six months ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$792,798

Sales	$3,592,300

At February 28, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$101,751,536
Gross unrealized depreciation	(965,571)

Net unrealized appreciation	$100,785,965

4.  Shares  of  Capital  Stock

At February 28, 2005, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	10,377	$469,399	15,854	$681,920
Shares issued on reinvestment	23,085	1,075,972	108,321	4,479,096
Shares reacquired	(298,034)	(13,438,183)	(601,671)	(25,445,782)

Net Decrease	(264,572)	$(11,892,812)	(477,496)	$(20,284,766)

5.  Redemptions-In-Kind

The Fund had redemptions-in-kind with total proceeds in the amount of $7,103,573. The net realized gains on these redemptions-in-kind amounted to $5,446,446, which will not be realized for tax purposes.

6.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive

SALOMON BROTHERS OPPORTUNITY FUND INC

Notes to Financial Statements (unaudited) (continued)

action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

7.  Legal  Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its

SALOMON BROTHERS OPPORTUNITY FUND INC

Notes to Financial Statements (unaudited) (continued)

affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

SALOMON BROTHERS OPPORTUNITY FUND INC

Directors

IRVING G. BRILLIANT

B. ALEXANDER GAGUINE

ROSALIND A. KOCHMAN

IRVING SONNENSCHEIN

Officers

ROSALIND A. KOCHMAN

Chairman

R. JAY GERKEN, CFA

Executive Vice President

ANDREW B. SHOUP

Senior Vice President and Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

GEORGE J. WILLIAMSON

Investment Officer

ANDREW BEAGLEY

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Salomon Brothers Opportunity Fund Inc

125 Broad Street

10th Floor, MF-2

New York, New York 10004

1-888-777-0102, toll free

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022

DISTRIBUTOR

Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

CUSTODIAN

State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc. P.O. Box 9764 Providence, Rhode Island 02940-9764

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

This report is transmitted to the shareholders of Salomon Brothers Opportunity Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Opportunity Fund Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Opportunity Fund Inc

Date: May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Opportunity Fund Inc

Date: May 6, 2005

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Opportunity Fund Inc

Date: May 6, 2005